Exhibit 99.5

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 AND

FOR THE PERIOD FROM MAY 10, 2012 (INCEPTION)

THROUGH JUNE 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Lexington Technology Group, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of Lexington Technology Group, Inc. and Subsidiary (a development stage company) (the “Company”) as of June 30, 2012 and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from May 10, 2012 (inception) through June 30, 2012. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted accounting standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Lexington Technology Group, Inc and Subsidiary (a development stage company) as of June 30, 2012, and the results of its operations and its cash flows for the period from May 10, 2012 (inception) through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company is a development stage enterprise that has not commenced its planned operations as of June 30, 2012. Accordingly, the Company is subject to all of the risks and uncertainties that are typical in the life-cycle stage of its business, such uncertainties include whether or not the Company will be able to raise the capital resources it will need to execute its longer term business plans. There is no assurance that Company will be successful in its efforts to commence its planned operations or that the commencement of planned operations, should that occur, will enable the Company to reach its business objective of becoming a profitable enterprise. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters also are described in Note 2. The consolidated financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

/s/ Marcum llp

New York, NY

September 11, 2012

2

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED BALANCE SHEET

June 30, 2012

ASSETS
Current assets:
Cash	$3,627,486

Other assets:
Intangible assets	45,000

Total assets	$3,672,486

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
Accounts payable and accrued expenses	$218,224

Senior notes payable- related parties, net of deferred debt discount of $1,164,280	2,460,720
Warrant liability	252,501

Total liabilities	2,931,445

Stockholders' equity
Series A Convertible Preferred stock, $0.0001 par value; 27,225,000 shares
authorized; no shares issued and outstanding	-
Common stock, $0.0001 par value, 100,000,000 shares authorized;
16,571,529 shares issued and outstanding	1,657
Additional paid-in capital	951,421
Deficit accumulated during the development stage	(212,037)

Total stockholders' equity	741,041

Total liabilities and stockholders' equity	$3,672,486

The accompanying notes are an integral part of the consolidated financial statements

3

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED STATEMENT OF OPERATIONS

For the period from May 10, 2012 (inception) to June 30, 2012

Operating expenses:
Officer’s compensation	$7,500
Legal and professional fees	165,188
Loss from operations	172,688

Other (expenses)
Interest expense	(29,970)
Change in fair value of warrant liability	(9,379)
Total other (expenses)	(39,349)

Net loss	$(212,037)

The accompanying notes are an integral part of the consolidated financial statements

4

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

For the period from May 10, 2012 (inception) to June 30, 2012

	Common Stock
	Shares	Amount	Additional paid-in capital	Deficit accumulated during development stage	Total stockholders' equity
Balance - May 10, 2012 (inception)	-	$-	$-	$-	$-
Issuance of shares of common stock for cash on May 16, 2012 at $0.0001	100	-	-	-	-
Issuance of shares of common stock for cash on June 12, 2012 at fair value of $0.057	16,571,429	1,657	951,421	-	953,078

Net loss		-	-	(212,037)	(212,037)
Balance - June 30, 2012	16,571,529	$1,657	$951,421	$(212,037)	$(741,041)

The accompanying notes are an integral part of the consolidated financial statements

5

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED STATEMENT OF CASH FLOWS

For the period from May 10, 2012 (inception) to June 30, 2012

Cash Flows from Operating Activities

Net loss	$(212,037)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Non-cash interest	29,434
Change in fair value of warrant liability	9,379
Changes in operating assets and liabilities
Increase in accounts payable and accrued expenses	173,224

Net cash (used in) provided by provided by operating activities	-

Cash Flows Provided from Financing Activities

Proceeds from senior notes payable with common stock and common stock purchase warrants in private placement transaction	3,627,486

Net increase in cash	3,627,486

Cash at beginning of the period	-

Cash at end of the period	$3,627,486

Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$-
Cash paid for interest	$-

Non–cash investing activities:
Liability – Patent purchase	$45,000

The accompanying notes are an integral part of the consolidated financial statements

6

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

Notes to Consolidated Financial Statements

For the Period from May 10, 2012 (inception) to June 30, 2012

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Organization & Business Activities

Lexington Technology Group, Inc. ("LTG" or the “Parent”), was incorporated as a Delaware corporation on May 10, 2012 under the name Snip Inc. On September 10, 2012, Snip Inc. changed its name to Lexington Technology Group, Inc. LTG is a holding company that owns 100% of the membership interests of Bascom Research, LLC (“Bascom”). Bascom was incorporated in Virginia on June 6, 2012 under the name of Bascom Linking Intellectual Property, LLC, for the purpose of acquiring and/or developing patented technologies and intellectual property. On August 29, 2012, Bascom Linking Intellectual Property, LLC changed its name to Bascom Research, LLC. LTG and its wholly owned subsidiary Bascom are herein collectively referred to as the “Company”.

NOTE 2 – LIQUIDITY, MANAGEMENT’S BUSINESS PLANS AND GOING CONCERN

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities in the normal course of business.  The Company, as a development stage enterprise, has not commenced its planned operations. The business will require significant amounts of capital to sustain operations and make the investments it needs to execute its longer term business plan. The Company has cash of $3,627,486 and net working capital of $3,409,262 at June 30, 2012. The Company’s cash and working capital amounts were derived from the proceeds of an initial financing transaction in which raised aggregate proceeds of $3,627,486 (Note 4) through the issuance of senior notes, common stock and common stock purchase warrants to founding stockholders. The Company’s net loss for the period of May 10, 2012 (inception) through June 30, 2012 and accumulated deficit each amounted to $212,037.  Subsequent to June 30, 2012, the Company used $2,100,000 of its available funds to purchase certain patents, and raised additional proceeds of (i) $5,625,000 upon the exercise of warrants, (ii) $750,000 under a second closing of the same senior notes, common shares and warrants described herein and (iii) $5,427,000 in a private placement of its common stock at $1.50 per share.

Management believes that the Company has sufficient liquidity to sustain operation through next twelve months; however, there is significant uncertainty as to whether the Company will be successful in its efforts to commence its planned operations or that the commencement of planned operations, should that occur, will enable the Company to achieve its business objective of becoming a profitable enterprise.  Management also cannot provide any assurance that unforeseen circumstances that could occur at anytime within the next twelve months or thereafter will not increase the need for the Company to raise capital on an immediate basis.  Although Management believes that the Company can raise capital by issuing additional debt and/or equity securities, the Company has not secured any commitments for new financing at this time and cannot provide any assurance that new financing will be available on commercially acceptable terms, if at all. These matters raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying consolidated financial statements do not include any adjustments that might necessary should the Company be unable to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFCANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of LTG and its wholly-owned subsidiary. All intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers financial instruments with maturities of less than three months when purchased to cash equivalents. There are no cash equivalents as of the balance sheet date.

7

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

Notes to Consolidated Financial Statements

For the Period from May 10, 2012 (inception) to June 30, 2012

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Key accounting estimates include the assumptions used to calculate the fair values of securities issued in the financing transaction.

Development Stage Reporting

The Company is a development stage enterprise as defined in Accounting Standards Codification (“ASC”) 915 “Development Stage Entities (“ASC 950”). The Company is currently attempting to raise additional funds it would use to purchase intellectual properties and implement its operating plan. Accordingly, the Company has not yet commenced its planned operations. The Company is subject to all of the risks and uncertainties that are typical in the life-cycle stage of its business. There is no assurance that the Company will be successful in its efforts to commence its planned operation or that the commencement of its planned operations will actually result in the realization of its business objectives.

Intangible Assets

The Company intends to account for purchases of intangible assets in accordance with the provisions of ASC 350 “Intangibles” (“ASC 350”) and ASC 360 “Fixed Assets” (“ASC 360”). The useful lives of intangible assets will be determined at the date of purchase and periodically evaluated for reasonableness. The assets will be tested for impairment at least once annually, if determined to have an indefinite life, or whenever events or changes in circumstances indicate that the carrying amount may no longer be recoverable. Costs to investigate potential purchases of intangible assets will be treated as expense when incurred, until or unless the purchase of the respective assets will be deemed viable, after which time the costs to further investigate and purchase the assets will be capitalized. Subsequent to purchase, legal and associated costs incurred in prosecuting alleged infringements of the patents will be recognized as expense when incurred.

Concentrations of Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist of cash. At times, the Company’s cash balances may be uninsured or in deposit accounts that exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2012, the Company had cash and cash equivalent balances of $3,377,486 in excess of the federally insured limit of $250,000. All of the Company's cash in banks at June 30, 2012 was deposited in a non-interest bearing checking account.

Common Stock Purchase Warrants

The Company accounts for the issuance of common stock purchase warrants issued in connection with capital financing transactions in accordance with the provisions of ASC 815 “Derivative and Hedging” (“ASC 815”). The Company classifies as equity any contracts that (I) require physical settlement or net-share settlement or (ii) gives the Company a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement). The Company classifies as assets or liabilities any contracts that (I) require net-cash settlement (including a requirement to net-cash settle the contract if an event occurs and if that event is outside the control of the Company) or (ii) gives the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement).  The Company also classifies as liabilities, any contracts that contain variable settlement provisions that cannot be measured as explicit or implicit inputs in a standard option pricing model.

As more fully described in Note 4, the Company classified certain common stock purchase warrants that contain variable settlement provisions as liabilities in the accompanying consolidated balance sheet as of June 30, 2012

8

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

Notes to Consolidated Financial Statements

For the Period from May 10, 2012 (inception) to June 30, 2012

Fair Value Measurement

The Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures” (“ASC 820”), for assets and liabilities measured at fair value on a recurring basis. ASC 820 establishes a common definition for fair value to be applied to existing US GAAP that require the use of fair value measurements which establishes a framework for measuring fair value and expands disclosure about such fair value measurements.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1: Observable inputs such as quoted market prices in active markets for identical assets or liabilities

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data

Level 3: Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

The carrying amounts reported in the balance sheet for cash, prepaid expenses, accounts payable, and accrued expenses approximate their estimated fair market value based on the short-term maturity of these instruments. The carrying amount of the notes payable at June 30, 2012, approximate their respective fair value based on the Company’s incremental borrowing rate.

In addition, FASB ASC 825-10-25 “Fair Value Option” was effective for January 1, 2008. ASC 825-10-25 expands opportunities to use fair value measurements in financial reporting and permits entities to choose to measure many financial instruments and certain other items at fair value.

The following table provides the assets and liabilities at fair value measured as of June 30, 2012

	Fair value measured at June 30, 2012
	Total carrying value at June 30, 2012	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Cash	$3,627,486	$3,627,486	$-	$-
Warrant liability	$252,501	$-	$-	$252,501

The carrying amounts of cash and accounts payable and accrued liabilities approximate fair value due to the short maturities of these instruments. As described in Note 4, the Company measured the fair value of the warrant liability using the Binomial Lattice option pricing model, which requires the use of significant assumptions. Accordingly, the warrant liability is classified in level 3 of the valuation hierarchy.

Income Taxes

Income taxes are accounted for under the asset and liability method in accordance with ASC 740, Income Taxes (“ASC 740”). Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the periods in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance to the extent that the recoverability of the asset is unlikely to be recognized.

9

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

Notes to Consolidated Financial Statements

For the Period from May 10, 2012 (inception) to June 30, 2012

The Company accounts for uncertain tax positions in accordance with ASC 740, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a return. Management has evaluated and concluded that there were no material uncertain tax positions requiring recognition in the Company’s financial statements as of June 30, 2012. The Company does not expect any significant changes in the unrecognized tax benefits within twelve months of the reporting date.

Interest costs and penalties related to income taxes are classified as interest expense and selling, general and administrative costs, respectively, in the Company's consolidated financial statements. For the period from May 10, 2012 (inception) to June 30, 2012, the Company did not recognize any interest or penalties related to income taxes. The Company will file income tax returns in the U.S. federal jurisdiction and states in which it does business. These tax returns will be subject to examination by tax authorities for three years from the date the returns are filed.

Recently Issued Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a significant effect to the accompanying consolidated financial statements.

Subsequent Events

Management has evaluated subsequent events to determine if events or transactions occurring through the date these consolidated financial statements were available to be issued, require potential adjustment to or disclosure in the consolidated financial statements and has concluded that no subsequent events have occurred that would require recognition in the consolidated financial statements or disclosure in the notes to the consolidated financial statements (See Note 7).

NOTE 4 - FINANCING TRANSACTION

On June 12, 2012, The Company completed a financing transaction in which it raised $3,627,486 of gross proceeds upon the issuance of senior notes (the “Notes”) with 16,571,429 shares of common stock (the “Shares”) at a fair value of approximately $0.057 per share and 6,214,286 common stock purchase warrants (the “Note Warrants”) with a fair value of $0.039 per warrant.

The Notes bear interest at the rate of .28% per annum, payable once annually on a stated principal amount of $3,625,000. The notes mature on June 12, 2014, at which time the Company is required to redeem them for a single balloon payment in the principal $3,625,000 plus any unpaid interest. The notes do not contain any financial statement covenants, however there are standard events of default. In the event of a default, which is not subsequently cured or waived, the interest rate would increase to a rate of 10% per annum. At the option of the note holders and upon notice, the entire unpaid principal balance together with all accrued interest thereon would be immediately due and payable. The note holders have the right to require the Company to redeem the notes in the event of a change of control or in event of default at a redemption price, pursuant to a formula equal to the unpaid principal amount and any accrued and unpaid interest. As of the initial closing, a number of shares of common stock have been authorized and reserved for issuance which equals or exceeds 130% of the maximum number of shares of common stock issuable upon exercise of the Note Warrants without taking into account any limitation on the exercise of the Note Warrants. Pursuant to the note agreement, in the event the Company completes a subsequent financing transaction, the Company is obligated to deliver a notice of offer to redeem the principal amount of the Notes plus accrued and unpaid interest to the note holders. On August 16, 2012, the Company sold shares of common stock in a subsequent financing transaction. The note holders consented to waive the requirements for the Company to deliver such notice solely with this specific sale of common stock that occurred on August 16, 2012.

10

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

Notes to Consolidated Financial Statements

For the Period from May 10, 2012 (inception) to June 30, 2012

The Note Warrants are exercisable for a period of seven years from their date of issuance at an exercise price of $.75 per share. The Note Warrants also feature full ratchet anti-dilution protection in the event that the Company issues equity or equity linked securities at issuance or exercise prices below the exercise price featured in the Note Warrants. The Company conducted a classification assessment of the Note Warrants in accordance with the applicable provisions of ASC 815. The Company determined that the Note Warrants are not indexed to the Company’s own stock and therefore require liability classification at fair value in the accompanying consolidated balance sheet.   The Company allocated the proceeds received in this transaction in accordance with the applicable provisions of ASC 470 “Debt” (“ASC 470”). Accordingly, the Company allocated $950,592 to the Shares by recording an increase to par value and additional paid-in-capital in stockholders equity, $243,122 to the Note Warrants as a warrant liability and the remaining proceeds of $2,431,286 to the Notes. The discount on the Notes, which amounts to $1,193,714 on the date of the financing transaction, is being accreted over the term of the Notes to the contractual maturity amount of $3,625,000. Accretion is being recorded as a periodic increase to the Notes balance and component of interest expense in the accompanying consolidated statement of operations.

Contractual interest expense on the Notes amounted to $536 for the period of May 10, 2012 (inception) through June 30, 2012. Accretion recorded as a component of interest expense amounted to $29,434 for the period of May 10, 2012 (inception) through June 30, 2012.

Management determined that the fair value of the Note Warrants amounted to be approximately $243,000 and $253,000 on their date of issuance, and subsequently on June 30, 2012, respectively. The Company used the Binomial Lattice model to compute the fair value of the Note Warrants. The key assumptions used to calculate the fair values of the Note Warrants on the date of issuance and on June 30, 2012 are as follows:

	Date of issuance June 12, 2012	Reporting date June 30, 2012
Market price of common stock	$ 0.057	$ 0.057
Exercise price of Note Warrants	$0.75	$0.75
Contractual term	7 years	6.95 years
Expected volatility	120%	124%
Expected dividend yield	0%	0%
Risk free interest rate	1.12%	1.11%

The fair value of the Company’s common stock as of the commitment date of the financing transaction was based on sales of identical shares that the Company made to unrelated parties for cash at later dates. The Company adjusted the selling price of the shares as of the date of issuance based on an analysis performed by management. The results of the analysis, which gives effect to intervening events that affected the price of the Company’s shares were assessed for reasonableness by comparing the proceeds allocated to each instrument in the transaction, to the discounted carrying value of the note and the resulting yield to maturity, which amounted to 20% per annum.  The life of the Note Warrants is equal to the contractual life. The expected stock price volatility computed by management was determined by examining the historical volatilities of similar companies for a number of periods at least equal to the contractual term of the Note Warrants since the Company does not have any trading history for its common stock. The Company will continue to analyze the historical stock price volatility and expected term assumption as more historical data for the Company’s common stock becomes available. The risk-free interest rate assumption is based on U.S. Treasury instruments whose term was consistent with the expected term of the Note Warrants. The expected dividend assumption is based on the Company’s history and expectation of dividend payouts.

The Company will compute the fair value of the Note Warrants at each reporting date using the Binomial Lattice model. Changes to the fair value of the Note Warrants will be recorded as a gain (loss) in the statement of operations in the applicable reporting period.

NOTE 5 – CAPITAL STRUCTURE AND STOCKHOLDERS’ DEFICIENCY

Preferred Stock

The authorized preferred stock of the Company consists of 29,000,000 shares of preferred stock with par value of $0.0001, of which 27,225,000 shares of preferred stock are designated as Series A Preferred Stock with par value of $0.0001. As of June 30, 2012, the Company had no outstanding shares of preferred stock.

11

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

Notes to Consolidated Financial Statements

For the Period from May 10, 2012 (inception) to June 30, 2012

The holders of Series A Preferred Stock will be entitled to vote together with the holders of the common stock and as a single class on all matters submitted for a vote of holders of common stock. When voting together with the holders of common stock, each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as will equal the number of shares of common stock into which each share of such Series A Preferred Stock is then convertible. In the event of any liquidation, dissolution, or winding up of the Company and after provision for payment of all debts and liabilities of the Company, any remaining assets of the Company shall be distributed pro rata to the holders of common stock and the holders of Series A Preferred Stock as if the Series A Preferred Stock had been converted into shares of common stock.

Common Stock

The authorized common stock of the Company consists of 100,000,000 shares of common stock with par value of $0.0001.

The voting, dividend and liquidation rights of the holders of the common stock are subject to and qualified by the rights of the holders of the preferred stock of any series. The holders of common stock are entitled to one vote for each share held at all the meetings of stockholders. Upon the dissolution or liquidation of the Company, holders of common stock will be entitled to receive ratably all the assets of the Company available for distribution, subject to any preferential rights of any then outstanding preferred stock.

On June 12, 2012, the Company issued 16,571,429 shares of common stock to its founding stockholders in the financing transaction discussed in Note 4. The board of directors concurrently authorized the Company to sell up to 3,428,571 additional shares of common stock in a subsequent closing completed on July 27, 2012.

NOTE 6 - INCOME TAXES

The income tax provision (benefit) consists of the following:

Year Ended

June 30, 2012
Federal
Current	$-0-
Deferred	(68,904)
State and Local
Current	-0-
Deferred	(10,133)
Change in valuation allowance	79,037
Income tax provision (benefit)	$-0-

The Company’s deferred tax assets consisted of the effects of temporary differences attributable to the following:

Year Ended

June 30, 2012
Deferred tax assets
Net operating loss carryovers	$79,037
Total deferred tax assets	79,037
Valuation allowance	(79,037)
Deferred tax asset, net of valuation allowance	$-0-

12

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

Notes to Consolidated Financial Statements

For the Period from May 10, 2012 (inception) to June 30, 2012

As of June 30, 2012, the Company had federal and state net operating loss carryovers of approximately $202,658, which expire in 2033.The net operating loss carryover may be subject to limitation under Internal Revenue Code section 382, should there be a greater than 50% ownership change as determined under the regulations.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and taxing strategies in making this assessment. The Company has determined that, based on objective evidence currently available, it is more likely than not that the deferred tax assets will be realized in future periods. Accordingly, the Company has provided a valuation allowance for the full amount of the deferred tax assets at June 30, 2012. As of June 30, 2012, the change in valuation allowance is $79,037.

The expected tax expense (benefit) based on the statutory rate is reconciled with actual tax expense (benefit) as follows:

June 30, 2012
Statutory federal income tax rate	(34.0%)
State taxes, net of federal tax benefit	(5.0%)
Warrant liability	1.7%
Change in valuation allowance	37.3%
Income tax provision (benefit)	-0-%

NOTE 7 - SUBSEQUENT EVENTS

Series A Convertible Preferred Stock: On July 13, 2012 the Company filed a Certificate of Designation with the Secretary of State of Delaware to authorize the issuance of up to 29,000,000 shares of preferred stock, par value $0.0001 which have been designated as Series A Preferred Stock with such rights and preferences designated in the Company’s Certificate of Designation (the “Series A Preferred Stock”). In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, and after provision for payment of all debts and liabilities of the Company in accordance with the Delaware General Corporation Law, any remaining assets of the Company shall be distributed pro rata to the holders of common stock and the holders of Series A Preferred Stock as if the Series A Preferred Stock had been converted into shares of common stock.

Conversion of Common Stock into Preferred Stock: On July 16, 2012, the Company entered into an exchange agreement whereby the Company offered to all of its stockholders a right to exchange up to 99% of their shares of common stock for the same number of shares of Series A Preferred Stock, $0.0001 par value and gave the holders of its warrants the right to elect to exchange the common stock underlying such warrants for Series A preferred stock. On the same date common stock holders exchanged 13,925,154 shares of $0.0001 par value common stock into 13,925,154 shares of Series A Preferred Stock with a par value of $0.0001 per share. The exchange did not have any impact on the Company’s consolidated financial statements as the benefit of exchanging the common for the preferred is nominal.

Purchase of Patents: On June 20, 2012, Bascom entered in to a non-binding patent purchase agreement (“PPA”) with an unrelated individual to purchase certain patents and patent applications for a cash consideration of $2.1 million. The closing of the transaction was subject to certain seller’s compliance obligations to be fulfilled within 14 days of the PPA and certain other conditions.

13

LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

Notes to Consolidated Financial Statements

For the Period from May 10, 2012 (inception) to June 30, 2012

On July 9, 2012, the Company completed the purchase for total cash consideration of $2.1 million with possible future cash payments within 30 days after each calendar quarter where the Company pays to the seller a portion of cash compensation received by the Company in consideration for the sale, licensing and/or endorsement by the Company of the patents in cash. The future cash payments are subject to certain conditions pursuant to the PPA. In addition, the seller is granted the right to convert possible future cash payments into equity of the Company pursuant to the term set forth in PPA.

The Company evaluated the ASC 805 “Business Combination” (“ASC 805”) guidance and determined that the acquisition of patents and patent applications is considered as asset acquisitions as there were no productive inputs or processes that accompanied the patents for them to be used in conducting a business.

Additional Private Placement: Pursuant to the sole director’s consent on May 30, 2012, the Company, on July 26, 2012, sold additional senior notes to a related party for $750,000 in face value bearing interest at the rate of .28% per annum and payable on June 12, 2014. Simultaneously, on the same date, the Company issued 3,428,571 shares of common stock and warrants to acquire 1,285,714 shares of common stock at an exercise price of $0.75 per share with a life of seven years. The shares of the common stock (including the common stock underlying the warrants) are convertible into Series A Preferred Stock at the option of the holder in accordance with the exchange agreement in place as of July 16, 2012.

The warrants issued in connection with July 26, 2012 funds raised by issuing senior notes, are subject to full ratchet anti-dilution protection if the Company sells shares or share-indexed financing instruments at less than the $0.75 exercise price. The warrants issued in this financing arrangement did not meet the conditions for equity classification and are required to be classified as a derivative liability, at fair value using Binomial Lattice option-pricing model.

The proceeds from the notes payable will be allocated among the fair valuation of the warrants, shares of the common stock and the remaining balance to the notes payable in accordance with the provisions of ASC 470.

Employment Agreements: On July 26, 2012, the Company entered into an employment agreement, effective August 1, 2012, with its chief executive officer for a term of one year. The term of the employment agreement is automatically renewable for additional one-year periods. In accordance with the agreement, the base salary of the chief executive officer is $225,000 per annum. In addition, the Company agreed to pay $150,000 as a signing bonus payable in two equal installments.

On August 7, 2012, the Company entered into an employment agreement, effective August 1, 2012, with its chief operating officer for a term of one year. The term of the employment agreement is automatically renewable for additional one-year periods. In accordance with the agreement, the base salary of the chief operating officer is $225,000 per annum. In addition, the Company agreed to pay $150,000 as a signing bonus payable in installments of $100,000 and 50,000, respectively.

On August 22, 2012, the Company entered into a consulting agreement, effective May 14, 2012, with its chairman of the board, who also serves as president, secretary and treasurer of the Company, for a term effective until the next annual meeting of the Company. In accordance with the agreement, the Company will pay a consulting fee in the amount of $5,000 per month for services rendered up to 10 hours per month. For additional hours, the Company will pay $450 an hour.

Warrants Exercise: On August 9, 2012 all 7,500,000 outstanding warrants were exercised at a price of $0.75 each for a total of $5,625,000. The Company issued 4,114,287 shares of Series A preferred stock and 3,385,713 shares of common stock upon the exercise of warrants.

Sale of Common Stock: On August 16, 2012, the Company sold 3,617,983 shares of common stock in a private placement to certain investors for $1.50 per share for gross proceeds of approximately $5,427,000 before selling commissions.

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LEXINGTON TECHNOLOGY GROUP, INC. AND SUBSIDIARY

(A Development Stage Company)

Notes to Consolidated Financial Statements

For the Period from May 10, 2012 (inception) to June 30, 2012

Proposed Merger: The Company is currently negotiating a possible merger agreement with a public company. The proposed merger is intended to involve an exchange of all outstanding equity securities of the Company for equity securities of the public company and to result in the Company becoming a wholly-owned subsidiary of the public company. The completion of the proposed merger is subject to a number of conditions, including but not necessarily limited to, the approval of the public company’s stockholders. There is no assurance that the proposed merger will actually be consummated.

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